CONTINGENT CONSIDERATION	12 Months Ended
Dec. 31, 2020
Business Combination and Asset Acquisition [Abstract]
CONTINGENT CONSIDERATION

NOTE 11 –CONTINGENT CONSIDERATION

Contingent consideration relates to the amounts due on the remaining milestones which form part of the original contingent acquisition costs for the entire issued share capital in Tucana Health Limited (now 4D Pharma Cork Limited) on February 10, 2016.

The contingent consideration is based on milestones in the development of the MicroDx diagnostic platform which has been designed to diagnose, stratify and monitor the treatment of patients based on their gut microbiome, the bacteria which colonize the human gastrointestinal tract.

The Company has provided for the contingent consideration on the achievement of three time-based milestones for the validation of the MicroDx platform by 4D Pharma Cork Ltd.

The contingent liability was calculated upon the acquisition of 4D Pharma Cork Limited and was based on the discounted probability of the liability at that time. The probability of future milestones is re-assessed as the timepoints for the milestones are reached; these milestones are:

1)	Technical validation of a diagnostic platform for IBS dysbiosis

The milestone was achieved by August 23, 2017 and triggered the issue of 635,692 shares for an aggregate market value of €2.6 million ($3.06 million) (at £3.7575 ($4.8095) per 4D pharma plc share, being the average mid-market price of a 4D share for the five business days immediately preceding the date of allotment).

2)	Clinical validation of the optimal IBS dysbiosis diagnostic platform based on more than 1,000 patients in a multicenter trial

Whilst there are no adverse indicators relating to the clinical validation of the platform at December 31, 2019, the time-based criteria for the completion of the milestone, which required completion of this phase by August 23, 2019, was not achieved and the fair value of the contingent consideration has been adjusted by $2,094 to bring the balance at December 31, 2019 to $0.

3)	Regulatory approval of a diagnostic platform for IBS dysbiosis

The third milestone is also time based and linked to regulatory approval being achieved by August 23, 2020. The fair value of the contingent consideration was adjusted as of December 31, 2019 to $0, releasing $873 of the contingent consideration. There was no contingent consideration for this milestone as of December 31, 2020. Based on the patient recruitment at milestone two it was anticipated that regulatory approval would not be achieved in 2021 meaning that achieving milestone three by the required date didn’t occur; as a result the fair value was reduced to $0 as for year ended December 31, 2019.

Recurring Level 3 Activity and Reconciliation

The table below provides a reconciliation of the beginning and ending balances for the liability measured at fair value using significant unobservable inputs (Level 3).

	Current Portion	Long-term Portion	Total Contingent Consideration

Balance, January 1, 2019	$2,090	$871	$2,961
Change in fair value	(2,094)	(873)	(2,967)
Translation differences	4	2	6
Balance, December 31, 2019	$-	$-	$-